2nd Quarter 2015 Earnings Slides August 5, 2015 Exhibit 99.2

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

3Q 2015 Outlook 3 California Pacific Northwest Mid- Continent Consolidated Throughput (mbpd) 510 - 530 180 - 190 120 - 130 810 - 850 Manufacturing Cost ($/bbl) $5.75 - $6.00 $3.90 - $4.15 $3.55 - $3.80 $4.95 - $5.20 $ in millions Corporate/System Refining/ Logistics Depreciation $ 120/45 Corporate Expense Before Depreciation $ 70 Interest Expense Before Interest Income $ 55

Net Earnings 4 1.70 3.06 1.34 1.15 4.62 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 A xi s Ti tl e Axis Title Diluted EPS from Continuing Operations $ per share $ in millions, except per share amounts 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 Refining $358 $536 $85 $183 $753 TLLP 48 61 37 108 109 Marketing 88 180 261 133 212 Corporate and Unallocated Costs (84) (75) (101) (84) (65) Interest and Financing Costs, Net (41) (50) (67) (55) (54) Other Income (Expense), Net1 3 11 54 (1) 3 Income Tax Expense (132) (249) (110) (96) (334) Net Loss from Discontinued Operations, Net of Tax2 0 (1) (27) 0 (4) Net (Earnings) Loss Attributable to Non-Controlling Interest (16) (17) 13 (43) (38) Net Earnings Attributable to Tesoro Corporation $ 224 $ 396 $ 145 $ 145 $ 582 Diluted EPS from Continuing Operations $ 1.70 $ 3.06 $ 1.34 $ 1.15 $ 4.62 Diluted EPS from Discontinued Operations $ 0.00 $ (0.01) $ (0.21) $ 0.00 $ (0.03) 1. Represents net amount of other income (expense) and equity in earnings of equity method investments as reported. 2. On September 25, 2013, we completed the sale of all of our interest in Tesoro Hawaii, LLC, which operates the 94 mbpd Hawaii refinery, retail stations and associated logistics assets to a subsidiary of Par Petroleum Corporation. As a result, we have reflected its results of operations as discontinued operations for all periods presented, and we have excluded our Hawaii operations from the operational data presented in the tables and discussion that follow. 78 224 396 145 582 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 Net Earnings Attributable to Tesoro Corporation $ in millions

2Q 2015 Cash Flow 5 $ in millions 29 (324) (348) 459 1,194 (32) 978 Beginning Cash EBITDA Working Capital & Other Interest & Tax, Net Capex & Turnaround Shareholder Distributions & Buybacks Ending Cash

Throughput by Refining Region 6 160 150 154 100 120 140 160 180 200 2Q 2014 2Q 2015 Guidance 2Q 2015 Actual MBPD Pacific Northwest 133 115 106 0 30 60 90 120 150 2Q 2014 2Q 2015 Guidance 2Q 2015 Actual MBPD Mid-Continent 523 523 523 100 200 300 400 500 600 2Q 2014 2Q 2015 Guidance 2Q 2015 Actual MBPD California 1 1 1 1) Mid-range of guidance

Manufacturing Cost by Refining Region 4.78 4.88 4.28 - 1.00 2.00 3.00 4.00 5.00 2Q 2014 2Q 2015 Guidance 2Q 2015 Actual $/bbl Pacific Northwest 4.14 5.13 5.94 - 1.00 2.00 3.00 4.00 5.00 6.00 2Q 2014 2Q 2015 Guidance 2Q 2015 Actual $/bbl Mid-Continent 6.66 5.78 5.89 - 2.00 4.00 6.00 8.00 2Q 2014 2Q 2015 Guidance 2Q 2015 Actual $/bbl 1 California 7 1) Mid-range of guidance 1 1

8 Non-GAAP Financial Measures (In millions) Unaudited Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Reconciliation of Net Earnings to EBITDA Net earnings $ 620 $ 808 Loss from discontinued operations, net of tax 4 4 Depreciation and amortization expense 182 361 Income tax expense 334 430 Interest and financing costs, net 54 109 EBITDA $ 1,194 $ 1,712 Rockies Natural Gas Business EBITDA attributable to TLLP (In millions) Unaudited Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Reconciliation of TLLP Net Earnings to EBITDA and Adjusted EBITDA Net earnings $ 43 $ 81 Depreciation and amortization expense 23 47 EBITDA $ 66 $ 128 Throughput deficiency receivables - 13 Adjusted EBITDA $ 66 $ 141 (In millions) Unaudited Rockies Natural Gas Business 2015 Projected Annual EBITDA attributable to TLLP Reconciliation of TLLP Projected Net Earnings to Projected Annual EBITDA Projected net earnings $ 57 Depreciation and amortization expense 132 Interest and financing costs, net 86 Projected Annual EBITDA $ 275

9 Non-GAAP Financial Measures (In millions) Unaudited TLLP Projected Annual EBITDA Contribution from Drop Down Reconciliation of TLLP Projected Net Earnings to Projected Annual EBITDA Projected net earnings $ 28 - 53 Depreciation and amortization expense 2 Interest and financing costs, net 20 Projected Annual EBITDA $ 50 - 75 (In millions) Unaudited TLLP 2015 Projected Annual EBITDA Reconciliation of TLLP Projected Net Earnings to Projected Annual EBITDA Projected net earnings $ 288 - 328 Depreciation and amortization expense 202 Interest and financing costs, net 150 Projected Annual EBITDA $ 640 - 680 (In millions) Unaudited TLLP 2017 Projected Annual EBITDA Projected net earnings $ 537 Depreciation and amortization expense 237 Interest and financing costs, net 226 Projected Annual EBITDA $ 1,000